Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2017	2016					% Change
	1Q	1Q	2Q	3Q	4Q	Full Year	1Q
Sales	$9,434	$9,312	$9,844	$10,536	$10,115	$39,807	1%

Costs, Expenses and Other
Materials and production	3,015	3,572	3,578	3,409	3,332	13,891	-16%
Marketing and administrative	2,411	2,318	2,458	2,393	2,593	9,762	4%
Research and development	1,796	1,659	2,151	1,664	4,650	10,124	8%
Restructuring costs	151	91	134	161	265	651	66%
Other (income) expense, net	58	48	19	22	631	720	21%
Income (Loss) Before Taxes	2,003	1,624	1,504	2,887	(1,356)	4,659	23%
Income Tax Provision (Benefit)	447	494	295	699	(769)	718
Net Income (Loss)	1,556	1,130	1,209	2,188	(587)	3,941	38%
Less: Net Income Attributable to Noncontrolling Interests	5	5	4	4	7	21
Net Income (Loss) Attributable to Merck & Co., Inc.	$1,551	$1,125	$1,205	$2,184	$(594)	$3,920	38%
Earnings (Loss) per Common Share Assuming Dilution (1)	$0.56	$0.40	$0.43	$0.78	$(0.22)	$1.41	40%

Average Shares Outstanding Assuming Dilution (1)	2,766	2,795	2,789	2,786	2,755	2,787
Tax Rate	22.3%	30.4%	19.6%	24.2%	56.7%	15.4%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the fourth quarter of 2016, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.

MERCK & CO., INC.
GAAP TO NON-GAAP RECONCILIATION
FIRST QUARTER 2016
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)
Table 2b

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		Adjustment Subtotal	Non-GAAP
Materials and production	$3,572	1,386		47		1,433	$2,139
Marketing and administrative	2,318	2		3		5	2,313
Research and development	1,659	35		55		90	1,569
Restructuring costs	91			91		91	—
Other (income) expense, net	48						48
Income Before Taxes	1,624	(1,423)		(196)		(1,619)	3,243
Income Tax Provision (Benefit)	494	(209	)(3)	(43	)(3)	(252)	746
Net Income	1,130	(1,214)		(153)		(1,367)	2,497
Net Income Attributable to Merck & Co., Inc.	1,125	(1,214)		(153)		(1,367)	2,492
Earnings per Common Share Assuming Dilution	$0.40	(0.43)		(0.06)		(0.49)	$0.89
Tax Rate	30.4%						23.0%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect $1.1 billion of expenses for the amortization of intangible assets recognized as a result of acquisitions, as well as $24 million of amortization of purchase accounting adjustments to inventories related to the 2015 acquisition of Cubist Pharmaceuticals, Inc., and $252 million of intangible asset impairment charges. Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions, including severance costs which are not part of the company’s formal restructuring programs, as well as transaction and certain other costs related to business divestitures. Amounts included in research and development expenses primarily reflect in-process research and development (IPR&D) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Represents the estimated tax impact of the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.
FRANCHISE / KEY PRODUCT SALES
FIRST QUARTER 2017
(AMOUNTS IN MILLIONS)
Table 3a

	Global			U.S.			International
	1Q 2017	1Q 2016	% Change	1Q 2017	1Q 2016	% Change	1Q 2017	1Q 2016	% Change

TOTAL SALES (1)	$9,434	$9,312	1	$4,195	$4,222	-1	$5,239	$5,090	3

PHARMACEUTICAL	8,185	8,104	1	3,761	3,913	-4	4,424	4,191	6

Primary Care and Women’s Health
Cardiovascular
Zetia	334	612	-46	111	386	-71	222	226	-2
Vytorin	241	277	-13	90	109	-18	151	168	-10
Liptruzet	49	23	114				49	23	114
Adempas	84	33	158				84	33	158
Diabetes
Januvia	839	906	-7	507	549	-8	332	357	-7
Janumet	496	506	-2	195	226	-14	302	280	8
General Medicine & Women’s Health
Implanon / Nexplanon	170	134	27	132	99	32	39	35	12
NuvaRing	160	175	-9	113	128	-12	47	48	-1
Follistim AQ	81	94	-14	42	53	-21	40	42	-4

Hospital and Specialty
Hepatitis
Zepatier	378	50	*	200	49	*	178	1	*
HIV
Isentress	305	340	-10	143	162	-12	162	178	-9
Hospital Acute Care
Bridion	148	90	63	45	5	*	102	86	19
Noxafil	141	145	-3	65	71	-8	76	74	3
Invanz	136	114	20	82	65	26	54	49	10
Cancidas	121	133	-9	5	4	20	116	128	-10
Cubicin	96	292	-67	54	255	-79	41	37	13
Primaxin	62	73	-15		1	-57	62	73	-14
Immunology
Remicade	229	349	-34				229	349	-34
Simponi	184	188	-2				184	188	-2

Oncology
Keytruda	584	249	134	361	133	172	223	116	92
Emend	133	126	6	86	82	5	47	44	7
Temodar	66	66		1	4	-78	65	62	6

Diversified Brands
Respiratory
Singulair	186	237	-22	6	17	-66	180	220	-18
Nasonex	139	229	-40	18	112	-84	121	117	3
Dulera	82	113	-27	75	107	-29	7	6	18
Other
Cozaar / Hyzaar	112	126	-11	3	6	-48	109	121	-9
Arcoxia	103	111	-7				103	111	-7
Fosamax	61	75	-19	1	1	62	60	74	-20

Vaccines (2)
Gardasil / Gardasil 9	532	378	41	398	320	25	134	58	130
ProQuad / M-M-R II / Varivax	355	357		298	310	-4	57	47	21
RotaTeq	224	188	19	178	149	20	45	39	16
Pneumovax 23	163	107	52	114	67	70	49	40	22
Zostavax	154	125	23	109	109		45	16	174

Other Pharmaceutical (3)	1,037	1,083	-4	329	334	-1	709	745	-5

ANIMAL HEALTH	939	829	13	283	233	22	656	596	10

Other Revenues (4)	310	379	-18	151	76	99	159	303	-48

* 200% or greater

(1) Only select products are shown.

(2) Vaccine sales in 2017 include sales in the European markets that were previously part of the Sanofi Pasteur MSD (SPMSD) joint venture that was terminated on December 31, 2016. Amounts for 2016 include supply sales to SPMSD.

(3) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $88 million and $103 million on a global basis for first quarter 2017 and 2016, respectively.

(4) Other Revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	2017	2016					% Change
	1Q	1Q	2Q	3Q	4Q	Full Year	1Q

TOTAL PHARMACEUTICAL	$8,185	$8,104	$8,700	$9,443	$8,904	$35,151	1

United States	3,761	3,913	4,169	4,710	4,282	17,073	-4
% Pharmaceutical Sales	45.9%	48.3%	47.9%	49.9%	48.1%	48.6%

Europe (1)	1,977	1,914	1,997	1,935	1,843	7,689	3
% Pharmaceutical Sales	24.2%	23.6%	23.0%	20.5%	20.7%	21.9%

Japan	688	620	673	812	659	2,764	11
% Pharmaceutical Sales	8.4%	7.7%	7.7%	8.6%	7.4%	7.9%

Asia Pacific	889	806	890	914	912	3,522	10
% Pharmaceutical Sales	10.9%	9.9%	10.2%	9.7%	10.2%	10.0%

China	328	337	353	350	333	1,374	-3

Latin America	375	359	430	448	538	1,776	5
% Pharmaceutical Sales	4.6%	4.4%	4.9%	4.7%	6.0%	5.1%

Eastern Europe/Middle East Africa	255	272	314	364	429	1,379	-6
% Pharmaceutical Sales	3.1%	3.4%	3.6%	3.9%	4.8%	3.9%

Canada	182	147	170	184	180	682	23
% Pharmaceutical Sales	2.2%	1.8%	2.0%	1.9%	2.0%	1.9%

Other	58	73	57	76	61	266	-21
% Pharmaceutical Sales	0.7%	0.9%	0.7%	0.8%	0.7%	0.8%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)
Table 4

OTHER (INCOME) EXPENSE, NET

	1Q17	1Q16
INTEREST INCOME	$(97)	$(79)
INTEREST EXPENSE	182	172
EXCHANGE (GAINS) LOSSES	(8)	38
EQUITY LOSS (INCOME) FROM AFFILIATES	13	(34)
Other, net	(32)	(49)
TOTAL	$58	$48